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EXHIBIT (a)(1)(B)

    LTC PROPERTIES, INC.
Letter Of Transmittal
For
Tender of Shares of Common Stock
Pursuant to Offer To Purchase Dated September 10, 2001

      THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON MONDAY, OCTOBER 8, 2001, UNLESS THE OFFER IS EXTENDED.

The Depositary For The Offer Is:
COMPUTERSHARE TRUST COMPANY OF NEW YORK

By Hand or Overnight Delivery:	By Mail:	By Facsimile Transmission:	Confirm Facsimile Transmission
Wall Street Plaza 88 Pine Street, 19th Floor New York, NY 10005	Wall Street Station P.O. Box 1010 New York, NY 10268-1010	(For Eligible Institutions Only) (212) 701-7636	(By Telephone Only) (212) 701-7624

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. FOR ASSISTANCE COMPLETING THIS LETTER OF TRANSMITTAL, PLEASE CALL GEORGESON SHAREHOLDER TOLL FREE AT (888) 375-9427 OR THE COMPANY AT (805) 981-8655.

NOTE: PLEASE READ THIS LETTER OF TRANSMITTAL, INCLUDING
THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

You should use this Letter Of Transmittal to tender shares which are held (i) by you in registered form or (ii) by Computershare Investor Services, LLC as the holder of record for your account with the LTC Properties, Inc. Automated Dividend Reinvestment and Cash Stock Purchase Plan (the "DRIP"). If you wish to tender any or all of your DRIP shares, you must instruct Computershare Investor Services, LLC in its capacity as plan administrator of the DRIP, to tender such shares on your behalf by completing Box 2 on the next page.

Stockholders who cannot deliver their share certificates and any other required documents to the Depositary by the Expiration Date must tender their shares using the guaranteed delivery procedure set forth in Section 2 of the Offer To Purchase. See Instruction 2.

BOX 1—Stockholders tendering shares held in registered form must complete this box.

DESCRIPTION OF CERTIFICATED SHARES TENDERED (Attach additional signed list, if necessary) (See Instruction 3.)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS(S) (Please fill in) (See Instruction 17.)	Share Certificate Number(s)*	Total Number of Shares Evidenced by Share Certificate(s)*	Number of Share(s) Tendered**

Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration.***

Attach additional signed list if necessary. See Instruction 9.

1st:	2nd:	3rd:	4th:	5th:

*
DOES NOT need to be completed by stockholders tendering shares by book-entry transfer.
**
Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered. See Instruction 4.
***
If you do not designate an order, in the event of less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

BOX 2—Stockholders tendering shares held in a DRIP account must complete this box.

DESCRIPTION OF DRIP SHARES TENDERED (Attach additional signed list, if necessary) (See Instruction 3.)
DRIP Account Numbers*	Total Number of Shares Held in DRIP Account	Number of Shares Tendered**

*
If you do not know your DRIP Account number, contact Computershare Investor Services at (212) 701-7624.
**
Unless otherwise indicated, it will be assumed that all shares held in the DRIP Account are being tendered. See Instruction 4.

/ /	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
Account Number:
Transaction Code Number:

/ /	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):
Date of Execution of Notice Of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
Window Ticket Number (if any):

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to LTC Properties, Inc., a Maryland corporation ("LTC" or the "Company), the above described shares of its common stock, par value $.01 per share, at $5.75 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer To Purchase, dated September 10, 2001 (the "Offer To Purchase"), receipt of which is hereby acknowledged, and in this Letter Of Transmittal (which together constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of and payment for the shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

  (i)
  deliver certificate(s) for such shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such shares;

  (ii)
  present certificate(s) for such shares for cancellation and transfer on the books of the Company; and

  (iii)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby.

    The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer To Purchase, this tender is irrevocable.

    The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 of the Offer To Purchase and in the instructions to this Letter Of Transmittal will constitute the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such shares complies with Rule 14e-4. The Company's acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificate(s) and/or DRIP account(s) representing shares tendered hereby. The certificate number(s), the DRIP account(s), the number of shares represented by such certificate(s) and DRIP account(s) and the number of shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter Of Transmittal.

    The undersigned recognizes that, under certain circumstances set forth in the Offer To Purchase, the Company may terminate or amend the Offer or may, subject to applicable law, postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any of the shares tendered hereby or may accept for payment fewer than all of the shares tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any shares purchased, and/or return any shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of shares tendered by book-entry transfer, by credit to the account(s) at the book-entry transfer facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any shares purchased, and/or return any shares not tendered or not purchased (and the accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares purchased and/or return any shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificate(s) to the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions", to transfer any shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the shares so tendered.

    The undersigned understands that acceptance of shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

ODD LOTS
(See Instruction 9)

    This section is to be completed ONLY if shares are being tendered by or on behalf of a person who owned beneficially or of record an aggregate of fewer than 100 shares.

The undersigned either (check one box):

/
/  owned beneficially or of record an aggregate of fewer than 100 shares, all of which are being tendered or

/
/  is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner that each such person is the beneficial owner or owner of record of an aggregate of fewer than 100 shares and is tendering all of such shares.

CONDITIONAL TENDER
(See Instruction 10)

    A tendering stockholder may condition his or her tender of shares upon LTC purchasing a specified minimum number of the shares tendered, all as described in the Offer To Purchase, particularly in Section 5. Unless at least the minimum number of shares you indicate below is purchased by LTC pursuant to the terms of the Offer, none of the shares tendered by you will be purchased. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

/
/  The minimum number of shares that must be purchased, if any are purchased is:              shares.

    The undersigned recognizes that, under certain circumstances set forth in the Offer To Purchase, LTC may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the following page.

    The undersigned understands that acceptance of shares by LTC for payment will constitute a binding agreement between the undersigned and LTC upon the terms and subject to the conditions of the Offer.

    The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated below, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the following page. The undersigned acknowledges that LTC has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if LTC does not purchase any of the shares.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 7 and 8)		SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 7 and 8)

To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificate(s) for shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signatures(s).
Issue	/ / Check and/or	Mail	/ / Check and/or
	/ / Certificate(s) to:		/ / Certificate(s) to:
Name:	(Please print)	Name:	(Please print)
Address:		Address:

	(Include Zip Code)		(Include Zip Code)
(Tax Identification or Social Security Number(s)

LOST, DESTROYED OR STOLEN CERTIFICATE
(See Instruction 16)

If any certificate evidencing shares has been lost, destroyed or stolen, please check the box below.

/ /

HOLDER(S) SIGN HERE
(See Instructions 1, 6 and 7)

(PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

Signature of Holder	Print Name of Holder

Signature of Holder	Print Name of Holder

Dated:                                , 2001

Capacity (full title):
Address:
Tax Identification Number or Social Security Number(s) (See Instruction 11):

    (Must be signed by registered Holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

GUARANTEE OF SIGNATURE(S)
(See Instructions)

Authorized Signature

Dated:                                , 2001

Name of Firm:
Capacity (full title):
Address:
(Include zip code)
Area Code and
Telephone Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1.  Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter Of Transmittal must be guaranteed by a firm that is a recognized member of an eligible institution, as set forth in Section 2 of the Offer To Purchase, unless (i) this Letter Of Transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter Of Transmittal, or (ii) such shares are tendered for the account of an eligible institution. See Instruction 6.

    2.  Delivery of Letter Of Transmittal and Share Certificates; Guaranteed Delivery Procedures.  This Letter Of Transmittal is to be complete only if (i) certificate(s) for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice Of Guaranteed Delivery previously sent to the Depositary) (ii) shares held in DRIP account(s) are being tendered, or (iii) a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer To Purchase. Certificates for all physically tendered shares must be delivered or mailed or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of shares tendered electronically must be received or a valid tender through the Book-Entry Transfer Facility's Automated Tender Offer Program must be made, and in each case a properly completed and duly executed Letter Of Transmittal (or manually signed facsimile of the Letter Of Transmittal), including any required signature guarantees, an Agent's Message in the case of a book-entry transfer or the specific acknowledgement in the case of a tender through the Automated Tender Offer Program of the Book-Entry Transfer Facility, and any other documents required by this Letter Of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be delivered to the Depositary on or before the Expiration Date. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

    Participants in the Book-Entry Transfer Facility may tender their shares in accordance with the Automated Tender Offer Program to the extent it is available to such participants for the shares they wish to tender. A stockholder tendering through the Automated Tender Offer Program must expressly acknowledge that the stockholder has received and agreed to be bound by the Letter Of Transmittal and that the Letter Of Transmittal may be enforced against such stockholder.

    Stockholders whose share certificates are not immediately available, who cannot deliver their shares and all other required documents to the Depositary or who cannot complete the procedure for the delivery by book-entry transfer on or prior to the Expiration Date of the Offer may tender their shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer To Purchase. Pursuant to such procedure: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date; and (iii) the certificates for all physically delivered shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all shares delivered electronically, in each case together with a properly completed and duly executed Letter Of Transmittal (or manually signed facsimile thereof) or an Agent's Message and all other documents required by this Letter Of Transmittal, must be received by the Depositary within three NYSE trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer To Purchase.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative or contingent tenders will be accepted. By executing this Letter Of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the shares.

    3.  Inadequate Space.  If the space provided herein is inadequate, the certificate(s) numbers, DRIP account number(s), and/or the number of shares should be listed on a separate signed schedule and attached to this Letter Of Transmittal.

    4.  Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).  If fewer than all the shares represented by any certificate delivered to the Depositary or held in a DRIP account are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the person(s) signing this Letter Of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter Of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5.  Price At Which Shares Are Being Tendered.  All shares of common stock properly tendered and not validly withdrawn will be purchased for $5.75 per share net to the seller in cash, without interest, subject to the terms and the conditions of the Offer, including the proration and conditional tender provisions.

    6.  Signatures On Letter Of Transmittal; Stock Powers And Endorsements.  If this Letter Of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificate(s) and/or on the DRIP account(s) without alteration, enlargement or any change whatsoever.

    If any of the shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter Of Transmittal.

    If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles thereof) as there are different registrations of certificates.

    If this Letter Of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on any such certificate(s) or stock powers must be guaranteed by an eligible institution. See Instruction 1.

    If this Letter Of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificate(s) evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificate(s) or stock powers must be guaranteed by an eligible institution. See Instruction 1.

    If this Letter Of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person to so act must be submitted.

    7.  Stock Transfer Taxes.  The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the Offer. If, however, payment of the aggregate purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered shares are registered in the name of any person other than the person(s) signing this Letter Of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 4 of the Offer To Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing shares tendered hereby.

    8.  Special Payment And Delivery Instructions.  If a check for the purchase price of any shares tendered hereby is to be issued in the name of, and/or any shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter Of Transmittal, or if the check and/or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter Of Transmittal or to an address other than that shown above, in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter Of Transmittal should be completed. Stockholders tendering shares by book-entry transfer will have any shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility.

    9.  Odd Lots.  As described in Section 1 and Section 2 of the Offer To Purchase, if fewer than all shares validly tendered at and not withdrawn prior to the Expiration Date are to be purchased, the shares purchased first may consist of all shares tendered by any stockholder who owned beneficially or of record, an aggregate of fewer than 100 shares and who validly tendered all such shares. Partial tenders of shares will not qualify for this possible preference and this preference will not be available unless the section captioned,"Odd Lots" in this Letter Of Transmittal and the Notice Of Guaranteed Delivery, if any, is completed.

    10.  Conditional Tenders.  As described in Sections 1 and 5 of the Offer To Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased ("Conditional Tenders"). If LTC is to purchase less than all shares tendered before the Expiration Date for the Offer and not withdrawn, the Depositary will perform a preliminary proration, and any shares tendered pursuant to a Conditional Tender for which the condition was not satisfied by the preliminary proration shall be deemed withdrawn, subject to reinstatement if such conditional tendered shares are subsequently selected by random lot for purchase subject to Sections 1 and 5 of the Offer To Purchase. CONDITIONAL TENDERS WILL BE SELECTED BY LOT AT RANDOM ONLY FROM STOCKHOLDERS WHO CONDITIONALLY TENDER ALL OF THEIR SHARES. All tendered shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a stockholder may assure that the purchase of shares from the stockholder pursuant to the Offer will be treated as a sale of such shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. Odd Lot shares, to the extent they are not subject to proration, cannot be conditionally tendered. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult his or her own tax advisor.

    IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND THEREBY WILL BE DEEMED WITHDRAWN.

    11.  Tax Identification Number and Backup Withholding.  Federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or the stockholder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30.5% of the gross proceeds received pursuant to the Offer. If withholding results in a overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

    If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part I of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

    If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

    Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part II of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 BEN or W-8 ECI, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

    12.  Withholding On Foreign Stockholders.  Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, and one or more United States fiduciaries have the authority to control all substantial decisions relating to the trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed and executed IRS Form W-8 BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed and executed IRS Form W-8 ECI. A foreign stockholder that qualifies for an exemption from withholding by delivering IRS Form W-8 ECI will generally be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of shares pursuant to the Offer in the manner and to the extent described in Section 14 as if it were a United States stockholder. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8 BEN or IRS Form W-8 ECI) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "substantially disproportionate," "complete termination," or "not essentially equivalent to a dividend" test described in Section 14 of the Offer To Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due.

    Foreign stockholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and refund procedures.

    13.  Requests For Assistance Or Additional Copies.  Any questions or requests for assistance may be directed to the Company at (805) 981-8655 or to the Information Agent, Georgeson Shareholder toll free at (888) 375-9427. Requests for additional copies of the Offer To Purchase, this Letter Of Transmittal or other tender Offer materials may be directed to the Georgeson Shareholder, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

    14.  Irregularities.  All questions as to the number of shares to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares by any particular stockholder. No tender of shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent, or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    15.  Order Of Purchase In Event Of Proration.  Stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 14 of the Offer To Purchase.

    16.  Lost, Destroyed Or Stolen Certificates.  If any certificate evidencing shares has been lost, destroyed or stolen, the stockholder should check the box in the box entitled "Lost, Destroyed or Stolen Certificate." The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter Of Transmittal and the related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

    17.  Names and Addresses Of The Registered Holders.  The name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) and/or DRIP account(s) representing shares tendered hereby. The certificate number(s), DRIP account number(s), the number of shares represented by such certificate(s) and/or DRIP account number(s) and the number of shares to be tendered should be indicated in the appropriate section of this Letter Of Transmittal.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATE(S) OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS (SEE INSTRUCTION 11)

PAYOR'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TAX IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Payer's Request For Taxpayer Identification Number (TIN) And Certification
Part 2—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and
(3) All other information provided on this form is true and correct.

PART 3 Awaiting TIN / /

Certification Instructions—You must cross out all of Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature:	Name (Please Print):

Date:                                , 2001

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE OFFER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 ("AWAITING TIN") ABOVE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 30.5% of all payments made to me on account of the shares shall be retained until I provide a Taxpayer Identification Number to the Depositary and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 30.5% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

Signature(s):	Date:

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ODD LOTS (See Instruction 9)
CONDITIONAL TENDER (See Instruction 10)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER